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Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this S-4 registration statement of our report dated January 19, 2001 included in Mid-State Bancshares' Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Los Angeles, California
August 10, 2001

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  Exhibit 23.2
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS